Van Kampen Insured Tax Free Income Fund
                          Item 77(O) 10F-3 Transactions
                       April 1, 2005 - September 30, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
 City   5/13/    -     $104.3 $36,720  2,400,    6.54%  0.20%   Sieber  Sieber
  of      05             9      ,000     000                      t        t
Austin                                                          Brandf  Brandf
   ,                                                             ord      ord
 Texas                                                          Shank    Shank
Commun                                                          & Co.,   & Co.
  ity                                                            LLC,
Events                                                           Apex
Center                                                          Pryor
                                                                Securi
                                                                ties,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Ramire
                                                                 z &
                                                                 Co.
                                                                Inc.,
                                                                First
                                                                Southw
                                                                 est
                                                                Compan
                                                                  y,
                                                                Morgan
                                                                Keegan
                                                                  &
                                                                Compan
                                                                  y,
                                                                Inc.,
                                                                JPMorg
                                                                 an,
                                                                Morgan
                                                                Stanle
                                                                y, UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                 Inc.

                                                                 Banc
  The                                                             of
School  5/19/    -     $105.5 $198,13  5,000,    2.52%  0.43%   Americ   Bank
 Board    05             8     0,000     000                      a       of
  of                                                            Securi  Americ
Browar                                                           ties      a
   d                                                             LLC,
County                                                          Bear,
   ,                                                            Stearn
Florid                                                           s &
   a                                                             Co.
                                                                Inc.,
                                                                 A.G.
                                                                Edward
                                                                 s &
                                                                Sons,
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                 y &
                                                                 CO.
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Citigr
                                                                 oup,
                                                                 Apex
                                                                Pryor
                                                                Securi
                                                                 ties
                                                                  (A
                                                                divisi
                                                                on of
                                                                 Rice
                                                                Financ
                                                                 ial
                                                                Produc
                                                                  ts
                                                                Compan
                                                                 y),
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                 Inc.

                                                                Bear,
                                                                Stearn
Golden  7/28/    -     $104.5 $3,140,  10,000    0.32%  0.83%    s &     Bear
 State    05             8    563,508   ,000                     Co.    Stearn
Tobacc                                                          Inc.,      s
   o                                                            Citigr
Securi                                                           oup,
tizati                                                          Goldma
  on                                                              n,
 Corp                                                           Sachs
                                                                & Co.,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.
                                                                 LLC,
                                                                 A.G.
                                                                Edward
                                                                  s,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l,
                                                                Inc.,
                                                                JPMorg
                                                                  an
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Alamo
                                                                Capita
                                                                  l,
                                                                Great
                                                                Pacifi
                                                                  c
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                Stone
                                                                  &
                                                                Youngb
                                                                 erg,
                                                                 LLC,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation,
                                                                 E.J.
                                                                De La
                                                                Rosa &
                                                                 Co.,
                                                                Inc.,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                ties,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Pragor
                                                                  ,
                                                                Sealy
                                                                  &
                                                                Compan
                                                                  y,
                                                                 LLC,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                 Inc.
                                                                Bear,
                                                                Stearn
Golden  7/28/    -     $104.4 $3,140,  10,000    0.32%  0.83%    s &     Bear
 State    05             7    563,508   ,000                     Co.    Stearn
Tobacc                                                          Inc.,      s
   o                                                            Citigr
Securi                                                           oup,
tizati                                                          Goldma
  on                                                              n,
 Corp                                                           Sachs
                                                                & Co.,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.
                                                                 LLC,
                                                                 A.G.
                                                                Edward
                                                                  s,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l,
                                                                Inc.,
                                                                JPMorg
                                                                  an
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Alamo
                                                                Capita
                                                                  l,
                                                                Great
                                                                Pacifi
                                                                  c
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                Stone
                                                                  &
                                                                Youngb
                                                                 erg,
                                                                 LLC,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation,
                                                                 E.J.
                                                                De La
                                                                Rosa &
                                                                 Co.,
                                                                Inc.,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                ties,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Pragor
                                                                  ,
                                                                Sealy
                                                                  &
                                                                Compan
                                                                  y,
                                                                 LLC,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                 Inc.
                                                                Goldma
                                                                  n,
  New   8/18/    -     $107.5 $2,788,  5,000,    0.18%  0.41%   Sachs   Goldma
 York     05             3    000,000    000                    & Co.,    n,
 State                                                          Citigr   Sachs
Thruwa                                                           oup,    & Co.
   y                                                            Bear,
Author                                                          Stearn
  ity                                                            s &
Series                                                           Co.
 2005B                                                          Inc.,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                y, UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                ties,
                                                                 LLC,
                                                                JPMorg
                                                                  an
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Roosev
                                                                elt &
                                                                Cross,
                                                                Inc.,
                                                                Sterne
                                                                , Agee
                                                                  &
                                                                Leach,
                                                                 Inc.
                                                                JPMorg
                                                                 an,
  The   9/14/    -     $107.5 $800,00  15,000    2.50%  1.27%   Bear,   JPMorg
 City     05             4     0,000    ,000                    Stearn    an
of New                                                           s &
 York                                                            Co.,
  GO                                                            Inc.,
 Bonds                                                          Citigr
Series                                                           oup,
 2006F                                                          Morgan
                                                                Stanle
                                                                y, UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                Advest
                                                                  ,
                                                                Inc./L
                                                                ebenth
                                                                 al,
                                                                 CIBC
                                                                World
                                                                Market
                                                                  s,
                                                                 A.G.
                                                                Edward
                                                                  s,
                                                                 Legg
                                                                Mason
                                                                 Wood
                                                                Walker
                                                                  ,
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Prager
                                                                  ,
                                                                Sealy
                                                                & Co.,
                                                                 LLC,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                 Apex
                                                                Pryor
                                                                Securi
                                                                ties,
                                                                Commer
                                                                  ce
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                ties,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                s LLC,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                 ates
                                                                Inc.,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.
                                                                (Roose
                                                                velt &
                                                                Cross
                                                                Incorp
                                                                rated)
                                                                , Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 RBC
                                                                 Dain
                                                                Rausch
                                                                  er
                                                                Inc.,
                                                                Janney
                                                                Montgo
                                                                 mery
                                                                Scott
                                                                 LLC,
                                                                Popula
                                                                  r
                                                                Securi
                                                                ties,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation